UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2008

ERF Wireless, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-27467	76-0196431
(Commission File Number)	(I.R.S. Employer Identification No.)

2911 South Shore Boulevard, Suite 100, League City, Texas	77573
(Address of Principal Executive Offices)	(Zip Code)

N/A
(Former name or former address, if changed since last report)

Registrant’s telephone number, including area code:  (281) 538-2101

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by ERF Wireless, Inc. (the “Company”) on January 20, 2009 (the “Original 8-K”). The Company is amending Item 9.01(d) (Exhibits) to indicate that portions of Exhibits 10.1 and 10.2 have been redacted pursuant to a request for confidential treatment and that the redacted portions have been separately filed with the Securities and Exchange Commission.  Exhibit 10.1 and 10.2 of this Current Report on Form 8-K/A includes the revised Exhibits and replaces Exhibits 10.1 and 10.2 of the Original 8-K in its entirety. All other disclosures of the Original 8-K remain unchanged.

Item 9.01                      Financial Statements and Exhibit

(d)           Exhibits

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT

10.1*	Exclusive United States Reseller Agreement dated as of January 13, 2009
10.2*	Exclusive Canadian Reseller Agreement dated as of January 13, 2009

* Pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERF Wireless, Inc.

By: /s/ H. Dean Cubley
Dr. H. Dean Cubley, Chief Executive Officer

DATE:    March 23, 2009